Exhibit 24
THE J. M. SMUCKER COMPANY
REGISTRATION ON FORM 10-K
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that VINCENT C. BYRD, director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, Mark R. Belgya, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2011, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 20, 2011	/s/ Vincent C. Byrd

Date	Director

THE J. M. SMUCKER COMPANY
REGISTRATION ON FORM 10-K
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that KATHRYN W. DINDO, director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, Mark R. Belgya, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2011, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 20, 2011	/s/ Kathryn W. Dindo

Date	Director

THE J. M. SMUCKER COMPANY
REGISTRATION ON FORM 10-K
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that PAUL J. DOLAN, director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, Mark R. Belgya, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2011, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 20, 2011	/s/ Paul J. Dolan

Date	Director

THE J. M. SMUCKER COMPANY
REGISTRATION ON FORM 10-K
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that ELIZABETH VALK LONG, director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, Mark R. Belgya, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2011, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 20, 2011	/s/ Elizabeth Valk Long

Date	Director

THE J. M. SMUCKER COMPANY
REGISTRATION ON FORM 10-K
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that NANCY LOPEZ KNIGHT, director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, Mark R. Belgya, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2011, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 20, 2011	/s/ Nancy Lopez Knight

Date	Director

THE J. M. SMUCKER COMPANY
REGISTRATION ON FORM 10-K
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that RICHARD K. SMUCKER, director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Mark R. Belgya and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2011, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 20, 2011	/s/ Richard K. Smucker

Date	Director

THE J. M. SMUCKER COMPANY
REGISTRATION ON FORM 10-K
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that TIMOTHY P. SMUCKER, director of The J. M. Smucker Company, hereby appoints Richard K. Smucker, Mark R. Belgya, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2011, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 20, 2011	/s/ Timothy P. Smucker

Date	Director

THE J. M. SMUCKER COMPANY
REGISTRATION ON FORM 10-K
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that WILLIAM H. STEINBRINK, director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, Mark R. Belgya, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2011, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 20, 2011	/s/ William H. Steinbrink

Date	Director

THE J. M. SMUCKER COMPANY
REGISTRATION ON FORM 10-K
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that R. DOUGLAS COWAN, director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, Mark R. Belgya, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2011, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 20, 2011	/s/ R. Douglas Cowan

Date	Director

THE J. M. SMUCKER COMPANY
REGISTRATION ON FORM 10-K
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that GARY A. OATEY, director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, Mark R. Belgya, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2011, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 20, 2011	/s/ Gary A. Oatey

Date	Director

THE J. M. SMUCKER COMPANY
REGISTRATION ON FORM 10-K
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that ALEX SHUMATE, director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, Mark R. Belgya, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2011, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 20, 2011	/s/ Alex Shumate

Date	Director

THE J. M. SMUCKER COMPANY
REGISTRATION ON FORM 10-K
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that MARK T. SMUCKER, director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, Mark R. Belgya, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2011, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 20, 2011	/s/ Mark T. Smucker

Date	Director

THE J. M. SMUCKER COMPANY
REGISTRATION ON FORM 10-K
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that PAUL SMUCKER WAGSTAFF, director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, Mark R. Belgya, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2011, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 20, 2011	/s/ Paul Smucker Wagstaff

Date	Director

THE J. M. SMUCKER COMPANY
REGISTRATION ON FORM 10-K
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that JOHN W. DENMAN, controller of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, Mark R. Belgya, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2011, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned controller might or could do in person, in furtherance of the foregoing.

June 20, 2011	/s/ John W. Denman

Date	Controller